Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS WARRANT OR ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

WARRANT

TO PURCHASE 12,000 SHARES OF COMMON STOCK

OF

PW Eagle, Inc.

THIS CERTIFIES THAT, for good and valuable consideration, Adizes USA (the “Buyer”) is entitled to subscribe for and purchase from PW Eagle, Inc., a Minnesota corporation (the “Company”), at any time after the date hereof up to and including 5:00 p.m. Minneapolis, Minnesota time on August 1, 2015 (the “Expiration Date”), Twelve Thousand (12,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $0.01 per share (the “Warrant Exercise Price”), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.” As used herein, the term “Holder” means the Buyer, any party who acquires all or a part of this Warrant as a registered transferee of the Buyer, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. As used herein, the term “Common Stock” means and includes the Company’s presently authorized common stock $.01 par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability. Subject to the provisions of Section 3 hereof, the rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the Expiration Date and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

2. Exchange and Replacement. Subject to Sections 1 and 8 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Buyer shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3. Issuance of the Warrant Shares.

(a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered for exercise and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding thirty (30) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Such Holder shall also provide the Company with written representations from the Holder and the proposed transferee satisfactory to the Company regarding the transfer or, at the election of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the Warrant Shares. Upon receipt of such written notice and either such representations or opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the Warrant Shares, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend, if any, respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for the Warrant Shares. Nothing herein, however, shall obligate the Company to effect registration under federal or state securities laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemption relied upon by the Company, or the registration made, for the issuance of the Warrant Shares.

4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof except for all taxes, liens and charges imposed by the Holder. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5. Capital Reorganization, Capital Reclassifications, Merger. In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale of all or substantially all of the assets of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company) (any of which shall hereinafter be referred to as a “Sale Event”), that shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets, including cash, with respect to or in exchange for shares of Common Stock (such stock, securities or assets, including any cash received, being hereinafter referred to as “Substituted Property”) with respect to or in exchange for such Common Stock, then, the Holder hereof shall be required to surrender this Warrant and to receive upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such Substituted Property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, less the aggregate Exercise Price for all Warrant Shares.

6. Minimum Consideration Upon Sale Event. In the case of any Sale Event prior to the Expiration Date and pursuant to which the Holder is entitled to receive Substituted Property, if such Substituted Property has an aggregate fair market value of less than $300,000, the Company shall pay to the Holder the difference between the value of the Substituted Property and $300,000, less the Exercise Price. In the event any consideration received by the Holder consists of the stock of a publicly traded company traded on any stock exchange or national market system for which price quotations are available, the fair market value of any such stock shall be the average of the closing sale price of such stock during the twenty-one (21) business day period immediately preceding the Sale Event. In the event any consideration received by the Holder consists of any other type of stock or asset, the fair market value of such property shall be determined by the Board of Directors of the Company. If the Substituted Property is all cash, any payment owing by the Company pursuant to this Section shall be made in cash by check or wire transfer within twenty business days of the Sale Event. If the Substituted Property consists of any non-cash consideration for which board determination of value is required, any payment owing by the Company pursuant to this Section shall be made within twenty business days of determination of such value.

7. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8. Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws; and provided further that the Holder and prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If in the opinion of either of the counsel referred to in this Section 8, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 8 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

9. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the fair market value, as reasonably determined by the Company’s Board of Directors, of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

10. No Registration Rights. The Holder of this Warrant shall have no registration rights with respect to the Warrant Shares.

11. Miscellaneous. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term “Common Stock” shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder hereof against dilution.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the “holder of” include the immediate holder of shares purchased on the exercise of this Warrant, and the word “holder” shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Minnesota.

All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes due and payable by the issuer in respect of the issuance thereof.

Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a Shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

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IN WITNESS WHEREOF, PW Eagle, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated September 30, 2005.

“Company”
PW Eagle, Inc.
By	/s/ Scott Long
Its	Chief Financial Officer

To: PW Eagle, INC.

NOTICE OF EXERCISE OF WARRANT —	To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash,                          of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of

(Print Name)
Please insert social security or other identifying number of registered Holder of certificate ( )	Address:

Dated:
Signature*

*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrants.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                                      the right to purchase the securities of PW Eagle, Inc. to which the within Warrant relates and appoints                             , attorney, to transfer said right on the books of PW Eagle, Inc with full power of substitution in the premises.

Dated:
(Signature)
Address:

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